2025 CORPORATE RESPONSIBILITY REPORT Exhibit 99.1

TABLE OF CONTENTS

Introduction
Letter from Our Chairman & Our CEO....03

EPRT Overview
EPRT Business Overview....05
Business History and Approach....06
Tenant Industry Diversification....07
Geographic Diversification....08
Top 10 Tenant Concentration....09
Our Investment Strategy....10
Stockholder Engagement....11

Corporate Responsibility at EPRT
Our Corporate Responsibility Approach....12
Our Corporate Responsibilities....13
Corporate Responsibility Highlights....14

Governance
Board Composition....16
Recognition & Awards....17
Corporate Responsibility Oversight....18
Committees of the Board....19
Corporate Governance Policies....20
Risk Management....21
Technology, Cybersecurity and Data Governance....22
Innovation and Responsible Technology....23

Environmental
Environmental Stewardship....26
Portfolio Resilience....27
Reducing Our Operational Footprint....28
Green Leasing....29
Sustainability Partnership....30
2025 Partnership Progress....31

Social
Our Employees....33
Our Workforce....34
Compensation and Benefits....35
Employee Engagement & Culture....36
Professional Development & Growth....37
Community Impact....38

About this Report and Indices
About This Report & Forward-Looking Statements....40
SASB Indices....41
TCFD Indices....44

(1) All financial and other data as of December 31, 2025

Unless otherwise noted, this report covers Essential Properties Realty Trust, Inc. and its consolidated operations for the year ended December 31, 2025. The scope and boundaries of individual environmental, social and portfolio metrics are identified where applicable and may vary based on data availability and operational control.

2025 Corporate Responsibility Report

02

Peter M. Mavoides President and CEO A LETTER FROM OUR CHAIRMAN & OUR CEO Scott A. Estes Chairman of the Board of Directors 2025 Corporate Responsibility Report 03 Our people remain central to EPRT’s success. We seek to maintain a culture that attracts and retains talented professionals, encourages collaboration, and provides opportunities for employees to grow alongside the Company. In 2025, we introduced a Professional Development Incentive Program to support employees pursuing advanced professional credentials and industry-recognized designations. We also remain committed to fostering a culture of shared ownership and accountability, with all our employees participating as owners of EPRT through our equity incentive program. Looking ahead, our priorities remain grounded in the principles that have supported EPRT’s growth: disciplined investment, prudent risk management, strong governance, productive relationships with our tenants and broader stakeholders, and a talented and engaged team. We will continue to focus our corporate responsibility efforts where we believe they can strengthen our Company, enhance the quality and resilience of our portfolio, and support long- term value creation. We are grateful to our employees for their dedication, to our Board of Directors for its leadership and oversight, to our tenants for their continued partnership, and to all of our stakeholders for their continued trust and support. To Our Stakeholders, We are pleased to present Essential Properties Realty Trust’s 2025 Corporate Responsibility Report. At EPRT, we believe that responsible business practices, strong corporate governance, disciplined risk management, and investment in our people are integral to executing our strategy and creating long-term value for our stakeholders. 2025 was another year of meaningful growth for EPRT. We completed a record $1.3 billion of gross investments across 270 properties, the highest level of annual gross investment in the Company’s history. We ended the year with a portfolio of 2,300 properties across 48 states, leased to 447 tenants, with 99.7% occupancy. We achieved this growth while remaining focused on the disciplined investment strategy that has guided EPRT since our founding: investing in diversified, high- quality real estate leased to middle-market businesses operating primarily in service-oriented and experience-based industries. As our Company and portfolio continue to grow, so does our responsibility to thoughtfully manage the risks and opportunities that accompany that growth. During 2025, we continued to strengthen our risk management practices, including our approach to technology, cybersecurity, and data governance. We adopted new policies governing artificial intelligence, file sharing and acceptable technology use, and incident response, while expanding our use of data analytics and emerging technologies to support more efficient and informed decision- making across the organization. Environmental stewardship remains focused on areas where we believe we can have a practical impact within our predominantly tenant-controlled portfolio. We continue to engage with our tenants on opportunities to improve the efficiency and resilience of our properties through initiatives such as our Green Lease program and energy-efficiency investments. In 2025, we also enhanced our approach to portfolio resilience, using third-party catastrophe modeling and forecasting tools to evaluate approximately 2,291 properties representing nearly $4 billion of total insured value. These analyses provide additional insight to support risk management, insurance procurement, capital allocation, and long- term asset stewardship. Sincerely,

2025 CORPORATE RESPONSIBILITY REPORT EPRT OVERVIEW

Essential Properties Realty Trust, Inc. (‘EPRT’) is a triple-net lease REIT headquartered in Princeton, New Jersey with a team of approximately 60 dedicated and diverse professionals. EPRT acquires, owns, and manages primarily single-tenant properties leased to middle-market companies operating primarily service- oriented and experience-based businesses largely through sale- leaseback transactions. EPRT’s objective is to maximize stockholder value by providing a growing stream of earnings and dividends generated by a portfolio of high-quality, diversified commercial real estate. EPRT BUSINESS OVERVIEW 2025 Corporate Responsibility Report 05

DIVERSIFIED PORTFOLIO Our portfolio includes 447 diverse tenants operating in 659 different concepts, across 16 industries and in 48 states. Our intent is that, over time, no more than 5% of our ABR will be derived from any single tenant or more than 1% of our ABR from any single property. LONG LEASE TERM Our properties generally are subject to long-term net leases, as evident by our 14.4 year weighted average lease term that we believe provides us with a stable base of revenue from which to grow our portfolio. SIGNIFICANT USE OF MASTER LEASES We use a master lease structure across a large percent of our annualized base rent. The master lease structure spreads our investment risk across multiple properties. We believe it reduces our exposure to operating and renewal risk at any one property and promotes efficient asset management. CONTRACTUAL BASE RENT ESCALATION Our rent escalation provisions provide contractually-specified incremental yield on our investments and provide a degree of protection from inflation or a rising interest rate environment. SMALLER, LOW BASIS SINGLE-TENANT PROPERTIES We believe investing in freestanding “small-box” single-tenant properties allows us to grow our portfolio without concentrating a large amount of capital in individual properties. HEALTHY RENT COVERAGE RATIO AND TENANT FINANCIAL REPORTING Our tenants are obligated to periodically provide us with specified unit- level financial reporting. As of December 31, 2025, 91.5% of our approximately $555 million of annualized base rent (“ABR”) was attributable to properties operated by tenants in service-oriented and experience-based businesses. In 2025, we completed $1.3 billion of gross investments in 270 properties in 115 transactions at a weighted average cash cap rate of 7.7%, the highest level of annual gross investments in the Company’s history. Our primary business objective is to maximize shareholder value by generating attractive, risk- adjusted returns through the acquisition, ownership, management, and growth of a diversified portfolio of commercially desirable properties that provides a growing stream of earnings and dividends. We have grown significantly since commencing our operations and investment activities in June 2016. As of December 31, 2025, our portfolio consisted of 2,300 properties. All properties in our portfolio were underwritten and invested in by our management team and demonstrate the following key investment characteristics: 2025 Corporate Responsibility Report 06 BUSINESS HISTORY AND APPROACH

Other Industrial 5.7% EPRT’s diversified portfolio is focused on: Service-oriented and experience-based businesses that are e-commerce resistant and have performed well in the varying economic environments. Small-scale net leased properties that are more fungible real estate in comparison to larger properties. Middle-market businesses supporting long- dated leases with attractive risk-adjusted returns. KEY 2025 FIGURES AND HIGHLIGHTS *Metrics as of 12/31/2025 Properties 2,300 States 48 Tenants 447 Leased 99.7% Service 77.1% Experience 14.4% Retail 2.8% 77.1% Service 14.4% Experience Medical/Dental Early Childhood Education Quick Service Automotive Service Convenience Stores Casual Dining Equipment Rental and Sales Other Services Pet Care Services Family Dining Entertainment Health and Fitness Movie Theatres Grocery Home Furnishings Other Industrial Building Materials 2.8% Retail 13.7% 12.5% 11.3% 8.7% 8.0% 6.7% 6.0% 4.6% 3.1% 1.3% 1.2% 9.3% 4.3% 0.8% 2.7% 0.1% 4.8% 0.9% Car Washes 5.7% Other Industrial 2025 Corporate Responsibility Report 07 TENANT INDUSTRY DIVERSIFICATION

~76% of Total Cash ABR comes from Top 20 States (States with >2.0% of our total ABR) ~51% of Total Cash ABR comes from Sunbelt states, as our tenants increasingly seek to expand their businesses in higher-growth markets GEOGRAPHIC DIVERSITY 2025 Corporate Responsibility Report 08 2.3% 2.3% 2.2% 3.3% 2.5% 2.5% 2.0% 2.7%2.0% 2.2% 2.4% 6.5% 7.4% 12.7% 3.4%3.0% 3.5% 3.0% 4.6% 5.4% GEOGRAPHIC DIVERSIFICATION: OUR TENANTS IDENTIFY THE LOCATION OF OPPORTUNITIES

Top 10 Tenants Diversification by Industry 2025 Corporate Responsibility Report 09 TOP 10 TENANT CONCENTRATION

Repeat Business Through Existing Relationships Internally Originated Sale- Leaseback Transactions 95.0% Tenant Relationships 41.8% 78.1% We maintain direct relationships with our tenants. By establishing EPRT as the preferred capital partner, we actively seek to leverage our relationships to identify new investment opportunities. We seek to acquire, own, and manage single-tenant properties that are net leased to middle-market companies operating primarily in service-oriented or experience-based businesses. It is our guiding principle that our properties, leased to tenants in these businesses, are essential to the generation of the tenants’ sales and profits, and that these businesses exhibit favorable growth characteristics and are generally insulated from e-commerce pressure. We have assembled a diversified portfolio using an investment strategy that focuses on properties leased to tenants in businesses such as car washes, medical and dental services, early childhood education, restaurants (including quick service, casual and family dining), automotive services, entertainment, convenience stores, equipment rental and sales, and other service industries. 2025 Corporate Responsibility Report 10 OUR INVESTMENT STRATEGY

Our extensive efforts around stockholder engagement reflect our commitment to accountability and responsible corporate citizenship. We value the input from our stockholders and are committed to maintaining an active dialogue with our investors through extensive outreach. We view consistent and ongoing engagement as vital to our success in achieving our primary strategic objective of maximizing stockholder returns. 66% We believe in: Fostering transparent and open communication Understanding our stockholder’s perspectives and gaining insights for long-term value creation Building trust through proactive engagement Listening to our stockholders to help us ensure our strategy remains well aligned with expectations A snapshot of some of our stockholder engagement achievements in 2025 includes: Held 210 1-on-1 meetings with Stockholders Participated at 11 Industry Conferences As part of a comprehensive stockholder outreach initiative, we met with 30 of our top 50 stockholders during the year, representing 66% of our shares outstanding Stockholder Engagement in 2025 Active Stockholder Outreach for Top 50 Stockholders Industry Recognition We strive for consistent excellence in our investor relations efforts, our reporting practices and providing transparency in our public disclosures. In 2023, we were recognized for the 2nd consecutive year with the NAREIT Investor CARE (Communications & Reporting Excellence) Award – given to members of NAREIT for companies that “interact most effectively with their investors online, in writing and orally, as well as those member companies that provide those investors with the most comprehensive, clearly articulated and useful information in the most efficient manner.” 2025 Corporate Responsibility Report 11 STOCKHOLDER ENGAGEMENT

We believe that responsible business practices, strong corporate governance, disciplined risk management, environmental stewardship, and investment in our people are integral to EPRT’s long- term success. Our approach to corporate responsibility is grounded in how we operate our business and manage our portfolio. We seek to maintain strong governance and oversight, thoughtfully manage risks and opportunities, enhance the efficiency and resilience of our properties, and foster productive relationships with our tenants and stakeholders. We also believe that attracting, developing, and retaining talented employees and maintaining a collaborative and inclusive culture are essential to our continued growth. Together, these priorities support a resilient organization, a high-quality real estate portfolio, and our ability to create long-term value for our stakeholders. OUR CORPORATE RESPONSIBILITY APPROACH 2025 Corporate Responsibility Report 12

OUR COMMITMENT Reporting Identify practical opportunities to enhance property efficiency, resilience, and long-term asset performance. Environmental Stewardship Engage with our tenants to identify practical opportunities to improve property efficiency, reduce operating costs, and enhance long-term asset performance. Tenant Engagement Continue to strengthen our risk management practices, including cybersecurity, technology governance, and operational resilience. Risk Management Continue to evaluate and implement energy-efficiency and other property improvements across our portfolio where appropriate. Property Efficiency Maintain strong Board oversight of our corporate responsibility strategy, initiatives, and evolving risks and opportunities. Oversight Invest in our employees through competitive benefits, professional development, and incentive programs that support engagement and growth. Employee Investment Maintain an inclusive and collaborative workplace and encourage regular employee feedback to better understand our culture and identify opportunities for improvement. Engagement & Inclusion Maintain strong corporate governance practices that promote accountability, transparency, ethical conduct, and responsible decision-making. Governance OUR GOALS Accountability and Transparency We are committed to strong corporate governance, accountability, and transparency in how we manage our business and communicate with our stakeholders. Strengthening Risk Management and Resilience We seek to identify, assess, and manage risks that may affect our business, operations, and portfolio while strengthening long-term resilience. Enhancing Property Efficiency and Environmental Stewardship We seek opportunities to improve property efficiency and resilience through initiatives that can reduce operating costs and support long-term asset value. Our People are EPRT Our people and culture are central to our success. We are committed to attracting, developing, and retaining talented employees while fostering a collaborative and inclusive workplace. Measure and report Scope 1 and Scope 2 emissions associated with our corporate operations and continue climate-related disclosure through SASB and TCFD indices. 2025 Corporate Responsibility Report 13 OUR CORPORATE RESPONSIBILITIES

2025 Corporate Responsibility Report 14 INVESTING IN EMPLOYEE GROWTH Launched a new Professional Development Incentive Program providing eligible employees who earn qualifying professional credentials with time-based equity awards, along with reimbursement for eligible exam fees and preparation materials. ENHANCING PORTFOLIO RESILIENCE Evaluated approximately 2,291 properties using third-party catastrophe modeling and forecasting tools to better understand physical risk and support informed risk management, insurance, and capital allocation decisions. STRENGTHENING CYBERSECURITY Enhanced our technology governance practices through new and updated policies and engaged an independent third party to assess our technology environment and identify opportunities to further strengthen EPRT’s cybersecurity posture. ADVANCING RESPONSIBLE INNOVATION Expanded our use of artificial intelligence and advanced analytics across several business functions while implementing an Artificial Intelligence Use Policy to establish governance expectations and approved uses. INVESTING IN OUR PEOPLE Continued 100% employee participation in EPRT’s equity incentive program, reinforcing a culture of shared ownership and alignment with the Company’s long-term success 2025 CORPORATE RESPONSIBILITY HIGHLIGHTS

2025 CORPORATE RESPONSIBILITY REPORT GOVERNANCE

Board Diversity 88% of our Directors are independent. Board Independence INDEPENDENCE 7 Independent 7 of 8 Directors Board Tenure We value gender and racial-ethnic diversity on our Board. The average tenure of our Board is approximately 6 years. 6 Yrs Avg Tenure TENURE 1 New Director in 2025 50% Female 4 Female Directors GENDER DIVERSITY 1 Director RACIAL-ETHNIC DIVERSITY Diverse 13% ADDITIONAL BOARD GOVERNANCE PRACTICES INDEPENDENT NON- EXECUTIVE BOARD CHAIRMAN We separate the roles of Chairman and Chief Executive Officer. Each member of our Audit, Compensation, Nominating & Corporate Governance and Investment Committees is an independent director. BOARD COMMITTEES ARE FULLY INDEPENDENT We conduct annual assessments of our Board and its Committees. BOARD PERFORMANCE ASSESSED Our Independent Directors hold regular executive sessions without management present. INDEPENDENT DIRECTORS MEET WITHOUT MANAGEMENT Three of our independent Directors sit on the Board’s Investment Committee which reviews and must approve certain proposed investments. INVESTMENT COMMITTEE 2025 Corporate Responsibility Report 16 BOARD COMPOSITION

We conduct annual assessments of our Board and Board Committees. We are committed to strong corporate governance, Board diversity, transparency, and meaningful stakeholder engagement. EPRT was recognized with The Executive Women of New Jersey’s (EWNJ) 2023 Corporate Board Gender Diversity Award. The award honors those publicly traded companies in New Jersey that have achieved an impactful level of gender diversity by appointing 35% or more women to their Board of Directors. EPRT was recognized as a Champion of Board Diversity by the Forum of Executive Women for the sixth consecutive year. The recognition honors companies in the Philadelphia region with women comprising at least 30% of their Boards. 2020 • 2021 • 2022 • 2023 • 2024 • 2025 EPRT was recognized as a 2023 Silver Winner of Nareit’s Investor CARE (Communications & Reporting Excellence) Award. The award recognizes Nareit member companies that demonstrate excellence in investor communications and provide investors with comprehensive, clearly articulated, and useful information. 2025 Corporate Responsibility Report 17 As of December 31, 2025, 50% of EPRT’s Board of Directors is female, reflecting our commitment to maintaining a Board with diverse perspectives, backgrounds, skills, and experience. Among more than 1,800 NYSE-listed companies, only 7.8% had Boards with 50% or greater female representation. RECOGNITION & AWARDS

Corporate Responsibility is integrated into EPRT’s broader governance and risk management framework. The Board and senior management maintain oversight of matters that support the Company’s long-term strategy, resilience, accountability, and relationships with stakeholders. The Nominating & Corporate Governance Committee has primary oversight of EPRT’s Corporate Responsibility program and related disclosures and receives periodic updates from management on key initiatives, emerging risks, and stakeholder priorities. ZERO reported incidents of corruption, bribery, or other unethical behavior in 2025 Board of Directors Audit Committee Nominating & Governance Compensation Committee Investment Committee Corporate Responsibility Oversight Cybersecurity Risk Independent Auditors Independent Compensation Consultant Internal Auditors INTEGRATED GOVERNANCE & RISK OVERSIGHT 2025 Corporate Responsibility Report 18 CORPORATE RESPONSIBILITY Oversight of EPRT’s Corporate Responsibility priorities, reporting practices, key initiatives, and evolving stakeholder expectations. CYBERSECURITY & TECHNOLOGY Oversight of cybersecurity risk, information security, technology governance, and the Company’s preparedness for evolving technology-related risks. ETHICS & COMPLIANCE Policies and practices designed to promote ethical conduct, accountability, compliance, and responsible decision-making throughout the organization. RISK & RESILIENCE Oversight of emerging and enterprise risks that could affect EPRT’s business, operations, portfolio, or long-term performance. CORPORATE RESPONSIBILITY OVERSIGHT

Board Member Nominating & Governance Audit   Committee Compensation Committee Investment Committee J. DeLucca     Chair   S. Estes         H. Neary       L. Minich       S. Sautel Chair       J. Sivanesan Chair     P. Mavoides       K. Smallwood # of Meetings in 2025 4 4 4 4 Audit Committee The Audit Committee oversees matters related to financial reporting, internal controls, legal and regulatory compliance, and the performance of our independent internal audit function. Our internal audit function provides independent assessment of applicable internal controls and reviews operational, compliance, and broader risk management processes. The Committee also reviews significant financial risk exposures and management’s processes for monitoring and managing those risks. Nominating & Governance Committee The Nominating & Corporate Governance Committee oversees matters related to corporate governance and ethical conduct and monitors the effectiveness of our corporate governance guidelines. The Committee also monitors enterprise-level and Corporate Responsibility- related risks and evolving governance matters and practices. Investment Committee The Investment Committee reviews and approves certain proposed investments that exceed management’s delegated discretionary authority based on transaction size and other investment attributes. The Committee provides independent oversight of these investment decisions in accordance with EPRT’s established investment framework. Compensation Committee The Compensation Committee oversees EPRT’s compensation policies and programs and assesses whether they have the potential to encourage excessive risk-taking. The Committee’s compensation practices are designed to support the Company’s strategic objectives while attracting, motivating, and retaining talented executives. 2025 Corporate Responsibility Report 19 COMMITTEES OF THE BOARD Chair

2025 Corporate Responsibility Report 20 ESTABLISHED GOVERNANCE POLICIES Our established governance policies support ethical conduct, transparency, accountability, responsible business practices, and the protection of stakeholder interests: Code of Business Conduct & Ethics • Whistleblower Protection • Insider Trading & Confidentiality Policy • Vendor Code of Conduct • Human Rights Policy • No Hedging or Pledging Policy • Executive Compensation Clawback Policy STRENGTHENING OUR GOVERNANCE & RISK MANAGEMENT FRAMEWORK Building on our established governance policies, during 2025 we continued to strengthen our governance and risk management framework through the development of three policies addressing artificial intelligence, information security, data protection, and cybersecurity preparedness. ARTIFICIAL INTELLIGENCE USE POLICY Establishes standards for the responsible use of artificial intelligence, including safeguards for proprietary information, data security, employee accountability, and appropriate review of AI tools. INCIDENT RESPONSE POLICY Establishes a structured framework for identifying, reporting, responding to, and recovering from cybersecurity and information security incidents, supporting timely escalation, coordinated response, and business continuity. FILE SHARING & ACCEPTABLE USE POLICY Establishes standards for the use of Company systems, devices, and file- sharing methods to protect proprietary and sensitive information and reduce the risk of data loss or unauthorized disclosure. CORPORATE GOVERNANCE POLICIES

INCIDENT PREPAREDNESS & OPERATIONAL RESILIENCE We maintain incident response, recovery, and business continuity procedures designed to support an effective response to cybersecurity incidents and other potential operational disruptions. These procedures establish roles and responsibilities and are periodically evaluated and tested to support preparedness and operational resilience. Our practices continue to evolve in response to changes in our business, technology environment, and emerging risks. We use insights from internal assessments, independent third-party evaluations, and incident response planning to identify opportunities to strengthen our preparedness over time. STRENGTHENING CYBER RESILIENCE THROUGH GOVERNANCE & RISK OVERSIGHT Cybersecurity risk management is integrated into EPRT’s broader enterprise risk management framework. Enterprise risks are assigned to designated members of management who are responsible for monitoring and managing risks within their respective areas of responsibility. Through our enterprise risk management process, senior management periodically reviews risk assessments, mitigation activities, risk trends, and matters requiring Board oversight or reporting. Our approach includes coordination among personnel responsible for security, risk, and compliance, with significant cybersecurity matters escalated to senior management and the Board as appropriate. The Nominating & Corporate Governance Committee provides oversight of cybersecurity risk management and receives periodic updates from management regarding cybersecurity matters, including emerging threats, security assessments, and incident preparedness. We also engage independent third-party cybersecurity specialists to periodically assess our technology environment and help inform our cybersecurity priorities and risk management practices. 2025 Corporate Responsibility Report 21 THIRD-PARTY TECHNOLOGY RISK Certain business functions rely on third-party technology and service providers. We maintain controls designed to identify and manage risks associated with these relationships, including relevant security and operational considerations. We also monitor relevant incidents that may affect our third-party providers and evaluate appropriate actions when necessary. BUILDING A CULTURE OF CYBER AWARENESS Employees receive annual cybersecurity awareness training designed to reinforce responsible technology practices and their role in protecting Company information and systems. 100% EMPLOYEE PARTICIPATION in Annual Cybersecurity Training RISK MANAGEMENT

2025 Corporate Responsibility Report 22 Our cybersecurity program includes ongoing security monitoring, threat detection, vulnerability management, employee awareness, and periodic testing of key controls. We work with an external information technology and cybersecurity provider that provides specialized expertise and supports our monitoring, incident response, and broader cybersecurity practices. CYBERSECURITY MONITORING & PROTECTION Technology is integral to how EPRT operates, manages information, and supports decision-making. As our use of technology evolves, we maintain cybersecurity, data protection, and governance practices designed to protect Company and stakeholder information, support business continuity, and promote responsible technology use. During 2025, we engaged an independent cybersecurity specialist to assess our technology environment and key cybersecurity controls, identify potential vulnerabilities, and provide recommendations to further strengthen our cybersecurity posture and resilience. DATA PROTECTION & RESPONSIBLE TECHNOLOGY USE We maintain policies and controls designed to protect Company information and establish expectations for how information may be accessed, used, stored, and shared. These practices support data protection, responsible technology use, and appropriate safeguards as new technologies are introduced across the organization. RESPONSIBLE ARTIFICIAL INTELLIGENCE As the use of artificial intelligence expands across business functions, we have established governance expectations designed to support its responsible use. Our approach emphasizes protection of proprietary information, appropriate human review, accountability, and the use of approved technologies consistent with Company policies and security practices. EPRT maintains cyber insurance coverage designed to complement our cybersecurity controls and provide an additional layer of financial protection against certain cyber-related risks. INDEPENDENT CYBERSECURITY ASSESSMENT ADDITIONAL RISK PROTECTION TECHNOLOGY, CYBERSECURITY & DATA GOVERNANCE

2025 Corporate Responsibility Report 23 We evaluate emerging technologies based on their potential to improve efficiency, strengthen decision-making, enhance risk management, and support long-term value creation. Our approach emphasizes practical business applications, responsible use, and appropriate governance. ADVANCING AI & ANALYTICS During 2025, EPRT expanded its use of artificial intelligence and advanced analytics across several business functions. These technologies support employees in analyzing information more efficiently, identifying potential inconsistencies requiring further review, and supporting data-driven decision-making. SUPPORTING INVESTMENT & PORTFOLIO DECISIONS EPRT uses technology and data analytics to support research, underwriting, portfolio management, lease administration, market intelligence, and other operational workflows. These capabilities help our teams evaluate information, identify trends, and make more informed decisions across the organization. In 2025, we also launched a Target Operating Model initiative with an external advisor to evaluate our technology, data, people, and processes and identify opportunities to strengthen data management, more effectively leverage our proprietary data, and support the continued growth of our business. ENHANCING RISK MANAGEMENT Forecasting and risk-modeling tools support our assessment of portfolio resilience and broader enterprise risks. These capabilities provide additional information to help management identify, evaluate, and respond to evolving risks. RESPONSIBLE INNOVATION As technology continues to evolve, we will evaluate new tools based on their potential business value, security considerations, and alignment with our governance practices and strategic objectives. INNOVATION & RESPONSIBLE TECHNOLOGY

CYBERSECURITY 2025 Corporate Responsibility Report 24 Cybersecurity is an important component of EPRT’s enterprise risk management framework. We maintain governance, technology, training, monitoring, and incident preparedness practices designed to protect Company and stakeholder information, support business continuity, and strengthen our resilience to evolving cybersecurity threats. GOVERNANCE & OVERSIGHT The Nominating & Corporate Governance Committee provides Board-level oversight of cybersecurity risk management and receives periodic updates from management. Cybersecurity risk is integrated into EPRT’s broader enterprise risk management framework, with significant matters escalated to senior management and the Board as appropriate. MONITORING & ASSESSMENT EPRT maintains ongoing security monitoring, threat detection, vulnerability management, and periodic testing of key controls. We also engage external cybersecurity specialists to assess our technology environment, identify potential vulnerabilities, and provide recommendations to further strengthen our cybersecurity posture. INCIDENT PREPAREDNESS & BUSINESS CONTINUITY EPRT maintains incident response, recovery, and business continuity procedures designed to support timely identification, escalation, response, and recovery from cybersecurity incidents and other potential technology disruptions. These procedures are periodically evaluated and tested to support operational preparedness and resilience. EMPLOYEE AWARENESS Employees receive annual cybersecurity awareness training designed to reinforce responsible technology practices, identify common cybersecurity threats, and promote shared responsibility for protecting Company information and systems. ZERO MATERIAL CYBERSECURITY INCIDENTS IN 2025 CYBERSECURITY

2025 CORPORATE RESPONSIBILITY REPORT ENVIRONMENTAL

We recognize that our commercial real estate assets can impact the environment and the communities in which they operate. We seek to incorporate practical environmental considerations into our business while supporting the long-term resilience and performance of our portfolio. Our approach to environmental stewardship begins with our corporate operations and extends across our investment, leasing, asset management, risk management, and tenant engagement activities. Within our corporate operations, we focus on understanding and managing the environmental impacts within our control. Our corporate operations do not generate Scope 1 greenhouse gas emissions. In 2025, our Scope 2 emissions totaled 38.64 metric tons of CO₂e, a 13.1% decrease from 2024. Across our predominantly tenant-controlled portfolio, we focus on practical opportunities to improve property efficiency and resilience, reduce operating costs, and support long-term asset performance. Our green lease provisions and tenant relationships provide additional opportunities to advance property-level efficiency initiatives. ENVIRONMENTAL RISK & RESILIENCE Environmental and climate-related risks are considered as part of our broader enterprise risk management framework and across our investment, asset management, insurance, and portfolio management activities. We use property-level data, third-party catastrophe modeling, and analytical tools to assess physical risk and portfolio resilience. These analyses help inform investment underwriting, asset management, insurance strategy, enterprise risk management, and long-term portfolio planning. Our approach to managing these risks and maintaining appropriate insurance protection across our portfolio is discussed on the following page. 2025 Corporate Responsibility Report 26 ENVIRONMENTAL CONSIDERATIONS IN OUR INVESTMENT PROCESS Environmental considerations are incorporated into our investment underwriting and due diligence processes. Prior to acquiring a property, we conduct environmental due diligence designed to identify potential environmental conditions, liabilities, and other property-level risks that could affect the asset or our investment. The results of these assessments are evaluated alongside financial, operational, and other property-level considerations as part of our investment decision- making process. Identified environmental risks are evaluated before capital is deployed, helping us make informed investment decisions and support responsible long-term asset stewardship. ENVIRONMENTAL STEWARDSHIP

PORTFOLIO RESILIENCE

48	99.7%	100%
STATES	LEASED	LOCATIONS INSURED

EPRT's approach to portfolio resilience begins with the construction of a highly diversified portfolio and is supported by property-level risk assessment, insurance requirements, and ongoing monitoring.

With approximately 2,300 properties across 48 states, 447 tenants, 659 concepts, 16 industries, and a 99.7% leased portfolio, our portfolio is intentionally diversified across properties, tenants, industries, and geographies.

This diversification helps limit concentration risk and the potential impact that a localized physical event or disruption could have on the broader portfolio. Approximately 51% of Cash ABR is generated from Sunbelt states, while our properties extend across 48 states. We consider these geographic concentrations as part of our ongoing assessment of portfolio exposure and physical risk. No individual tenant is intended to represent more than 5% of ABR over time, and no individual property more than 1%, further limiting exposure to any single asset or operator.

ASSESSING PHYSICAL RISK

EPRT supplements this diversified investment approach with property-level physical risk assessments and third-party catastrophe modeling. We evaluate potential physical hazards across the portfolio, including geographic concentrations of exposure and potential implications for property values, tenant operations, insurance costs, and business continuity.

Our catastrophe modeling includes quantitative analysis of potential financial exposure across a range of natural hazards and return periods, including inland flood, named storm, severe convective storm, earthquake, and storm surge. These analyses help inform investment underwriting, asset management, insurance strategy, enterprise risk management, and long-term portfolio planning.

INSURANCE & BUSINESS CONTINUITY

Our triple-net lease structure establishes clear insurance responsibilities across our occupied portfolio. Tenants at 100% of our occupied properties are required to maintain property and business interruption insurance in accordance with their lease requirements, helping protect both tenant operations and EPRT's underlying real estate investment following an unexpected event.

EPRT also maintains secondary portfolio insurance coverage as an additional layer of protection. We periodically evaluate our insurance program and portfolio exposures as property concentrations, physical risks, and insurance market conditions evolve.

2025 Corporate Responsibility Report 27

REDUCING OUR OPERATIONAL FOOTPRINT

While our predominantly tenant-controlled portfolio limits our direct control over property-level energy and resource consumption, we seek to reduce the environmental impact of the operations within our control. This includes our corporate offices in Princeton, New Jersey and Jersey City, New Jersey, where we implement energy efficiency, waste reduction, water conservation, and sustainable purchasing practices.

Both corporate offices are ENERGY STAR certified and perform approximately 35% better than comparable buildings in energy efficiency and greenhouse gas emissions. In 2025, our corporate operations generated 38.64 metric tons of Scope 2 CO_2e emissions, a 13.1% decrease from 2024.

ENERGY EFFICIENCY

Use energy-efficient LED lighting and automated lighting controls throughout our corporate offices.

HVAC MANAGEMENT

Use scheduled HVAC and heating run times to reduce unnecessary energy consumption during unoccupied periods.

EFFICIENT EQUIPMENT

Use variable frequency drives and other energy-efficient technologies within applicable building systems.

WASTE & RECYCLING

Maintain single-stream recycling programs for paper, plastic, cans, and other recyclable materials.

ELECTRIC VEHICLE CHARGING

Provide electric vehicle charging stations at both corporate office locations.

SUSTAINABLE PURCHASING

Use environmentally preferable cleaning products that meet Green Seal certification standards.

ENERGY STAR EQUIPMENT

Purchase ENERGY STAR-certified computers, monitors, printers, and other applicable office equipment.

POWER MANAGEMENT

Use ENERGY STAR power-management settings on computers and monitors.

RESPONSIBLE DISPOSAL

Recycle ink cartridges, fluorescent lamps, and other applicable materials through responsible recycling programs.

REDUCING SINGLE-USE MATERIALS

Provide water machines and reduce the use of single-use plastic and Styrofoam cups and bottles.

WATER MANAGEMENT

Manage stormwater runoff through rooftop and paved-area drainage systems designed to filter and return water to the local aquifer.

WATER-EFFICIENT LANDSCAPING

Use native and drought-tolerant landscaping to help minimize irrigation needs.

2025 Corporate Responsibility Report
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GREEN LEASING

In December 2021, we amended our standard lease form to include a Green Lease clause, which provides us with the contractual right to make sustainability improvements to our properties subject to this new lease. Our Green Lease also grants us visibility into our tenants' water and utility usage for the calendar year and allows us to pursue efficiency and sustainability upgrades at our owned properties.

As of year-end 2025, 57% of our properties and 48% of our portfolio's ABR were subject to Green Lease clauses.

2021



0%

0% Green Leases in 2021

2022



80%

Approximately 80% of our 299 new property investments in 2022 were subject to our EPRT Green Lease

2023



98%

Approximately 98% of our 292 new property investments in 2023 are subject to our EPRT Green Lease

2024



98%

Approximately 98% of our 297 new property investments in 2024 are subject to our EPRT Green Lease

2025



90%

Approximately 90% of our 270 new property investments in 2025 are subject to our EPRT Green Lease

Additionally, we seek to provide practical solutions that enable our tenants to pursue sustainability and efficiency improvements at their locations. We believe working directly with our tenants can identify opportunities to reduce energy use, lower operating costs, improve property performance, and support long-term portfolio value.

Our sustainability efforts include:

- **Green Capital**: Providing capital to support sustainability and efficiency upgrades at our properties, helping tenants implement improvements that may reduce energy and resource consumption and enhance building performance.
- **Essential Sustainability Partnership**: Partnering with Budderfly, a third-party Energy-Efficiency-as-a-Service ("EEaaS") provider, to deploy energy-efficiency upgrades at participating properties, including improvements designed to reduce energy use and support operating savings for our tenants.

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29

PARTICIPATING TENANTS In September 2022, EPRT established the Essential Sustainability Partnership with Budderfly, an Energy-Efficiency-as- a-Service (“EEaaS”) provider, to support energy-efficiency improvements at participating properties. Through the partnership, EPRT has provided capital for energy-efficient technologies and equipment upgrades installed and managed by Budderfly at participating properties, at no cost to our tenants. These improvements are designed to reduce energy consumption, lower tenant operating costs, and improve building performance. Sustainability upgrades deployed through the program include: LED lighting and lighting controls High-efficiency HVAC equipment and controls Refrigeration controls and monitoring Energy monitoring and building controls EPRT continues to evaluate the performance of its sustainability investments and partnerships, including their operational performance, effectiveness, and ability to create long-term value for our tenants and portfolio. 2025 Corporate Responsibility Report 30 SUSTAINABILITY PARTNERSHIP

2025 PARTNERSHIP PROGRESS

Throughout 2025, EPRT continued to monitor the performance of **energy-efficiency improvements** implemented through the Essential Sustainability Partnership. Our focus during the year was on collecting and evaluating performance data across participating properties to better understand energy consumption, operating savings, and the impact of the improvements implemented through the program.

Energy-efficiency improvements deployed across participating properties include **LED lighting**, high-efficiency **HVAC** equipment and controls, **refrigeration** controls, and **energy monitoring** technologies. By monitoring these improvements over time, EPRT evaluates their performance, including energy consumption and operating savings, and uses these insights to assess the potential benefits of property-level energy-efficiency investments across our predominantly tenant-controlled portfolio.

ESSENTIAL SUSTAINABILITY

BUDDERFLY

2025 PROGRAM MONITORING

13
Participating Locations

$1.86M
Energy-Efficiency Investment

500,000+ kWh
Energy Savings to Date

386 MT CO_2
Carbon Reductions to Date

MEASURING PERFORMANCE

EPRT continued to collect and review **performance data** from participating properties to assess electricity consumption and operating savings following the implementation of energy-efficiency improvements. This ongoing monitoring provides **greater visibility** into **property-level performance** and helps us evaluate the effectiveness of sustainability investments over time.

The data and insights generated through the **Essential Sustainability Partnership** also help inform EPRT's broader approach to evaluating property-level energy-efficiency opportunities and allocating capital toward initiatives that support tenant operations, improve building performance, and contribute to long-term portfolio value.

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2025 CORPORATE RESPONSIBILITY REPORT SOCIAL

INVESTING IN OUR PEOPLE At Essential Properties, our employees are fundamental to our long-term success. We seek to provide a collaborative and rewarding workplace that enables us to attract, develop, and retain talented employees while supporting their professional growth and well-being. We invest in our employees through competitive compensation and benefits, professional development opportunities, employee engagement initiatives, and programs designed to support a healthy work-life balance. We also encourage employees to engage with the communities where we live and work through volunteerism and other opportunities for civic involvement. Our employees bring diverse experience, perspectives, and expertise to EPRT. We believe investing in their development, engagement, and well-being strengthens our organization and supports our ability to execute our strategy and create long-term value. We believe employee ownership strengthens alignment with our stockholders and supports a shared commitment to EPRT’s long-term success. All EPRT employees participate in our equity incentive program, and 100% of our employees are stockholders. 2025 Corporate Responsibility Report 33 ALIGNING OUR EMPLOYEES WITH OUR STOCKHOLDERSOUR EMPLOYEES INVESTING IN OUR PEOPLE

EPRT has a consistent and strong record of hiring veterans of the U.S. military, including members of our senior leadership. Our Chief Executive Officer and Chief Operating Officer are both veterans and graduates of the United States Military Academy at West Point. SUPPORTING VETERANS 38% FEMALE GENDER DIVERSITY 29% DIVERSE RACIAL/ETHNIC DIVERSITY 43% FEMALE GENDER DIVERSITY 25% DIVERSE RACIAL/ETHNIC DIVERSITY TOTAL COMPANY TOTAL COMPANY MANAGEMENT MANAGEMENT At Essential Properties, we believe that a range of backgrounds, experiences, and perspectives contributes to a strong organization and supports effective decision-making. We are committed to maintaining a workplace that provides equal opportunity, supports professional development, and enables employees to contribute to EPRT’s long-term success. We consider qualifications, performance, skills, and experience in our hiring, development, compensation, and advancement practices. As of December 31, 2025, women represented 38% of our workforce and 43% of management positions, while racially and ethnically diverse employees represented 29% of our workforce and 25% of management positions. 2025 Corporate Responsibility Report 34 OUR WORKFORCE

We seek to attract and retain talented employees by providing a comprehensive compensation and benefits program that supports their financial well- being, health, and work-life balance. Our approach includes market-based compensation, equity participation, retirement benefits, health coverage, paid time off, and family leave. These programs are designed to support our employees throughout their careers while aligning their interests with the long- term success of EPRT and our stockholders. Our compensation and benefits programs are designed to support employees throughout different stages of their careers and lives, while helping EPRT attract, develop, and retain talented employees. 2025 Corporate Responsibility Report 35 100% OF EMPLOYEES ARE STOCKHOLDERS All EPRT employees participate in our equity incentive program. 100% 401(k) MATCH ON FIRST 6% EPRT matches 100% of the first 6% of an employee's eligible compensation contributed to the Company's 401(k) plan. 20+ DAYS OF PTO Employees receive a minimum of 20 days of paid time off annually, in addition to Company holidays. 14 WEEKS OF PAID FAMILY LEAVE Eligible employees receive up to 14 weeks of fully paid family leave, with continued 401(k) contributions and health premiums paid. 100% EMPLOYEE HEALTH PREMIUMS PAID EPRT covers 100% of employee health insurance premiums and provides health benefits for employees and their families. COMPENSATION & BENEFITS

EMPLOYEE ENGAGEMENT & CULTURE COMPANY-WIDE ENGAGEMENT We hold weekly company-wide meetings to share business updates, recognize employee contributions, and keep our team informed about EPRT’s performance and priorities. These meetings provide employees with regular access to leadership and opportunities to ask questions, share ideas, and stay connected to developments across the Company. EXPANDING OUR WORKPLACE In 2023, EPRT expanded its corporate office presence beyond our Princeton, New Jersey headquarters with the opening of a second office in Jersey City, New Jersey. The Jersey City office provides employees with a location in close proximity to New York City and reflects EPRT’s continued growth and expanded corporate presence. EMPLOYEE EVENTS & ACTIVITIES 2025 Corporate Responsibility Report 36 We believe a collaborative and engaged workforce contributes to EPRT’s long-term success. As our organization has grown, we have continued to create opportunities for employees to connect with one another, engage with leadership, share ideas, and build relationships across the Company. We provide opportunities for employees to connect outside of their day-to-day responsibilities through company-sponsored events and activities. These include our EPRT soccer league, annual fantasy football draft, summer outing, holiday celebration, and other team-building events that strengthen relationships across departments and foster a connected workplace. FIRESIDE CHATS Our internal “Fireside Chats” give employees opportunities to hear directly from leaders across EPRT about their careers, areas of expertise, and roles within the Company. These informal discussions encourage knowledge sharing and provide greater visibility into different areas of our business.

We provide employees with opportunities to expand their knowledge, strengthen their skills, and advance their careers. EPRT supports continuing education, professional certifications, industry memberships, and other development opportunities that help employees build expertise and contribute to EPRT’s long-term success. PROFESSIONAL DEVELOPMENT & GROWTH We believe that investing in our people helps foster engagement, supports retention, and contributes to the long-term success of our employees and the Company. 2025 Corporate Responsibility Report 37 CONTINUOUS LEARNING & DEVELOPMENT 2025 PROFESSIONAL DEVELOPMENT INCENTIVE PROGRAM In 2025, EPRT introduced a Professional Development Incentive Program to further support employees pursuing advanced professional credentials and industry-recognized designations. Eligible employees who successfully obtain qualifying professional certifications receive a time-based equity award that vests over multiple years. EPRT also reimburses eligible exam registration fees and approved preparation materials, supporting continued professional development and career growth at EPRT. CAREER GROWTH & INDUSTRY ENGAGEMENT Employees receive regular feedback through annual performance reviews and ongoing interaction with their managers and are encouraged to pursue increased responsibility and professional growth. We also support participation in industry organizations and professional networks that provide opportunities for continued learning, knowledge sharing, and relationship building.

2025 Corporate Responsibility Report 38 SUPPORTING OUR COMMUNITIES Throughout 2025, EPRT continued to support charitable and community organizations, with a particular focus on organizations near our corporate offices and causes that are meaningful to our employees. EPRT also encourages employees to support causes that are personally meaningful to them through its employee charitable matching program, which provides a 100% Company match for eligible employee contributions to charitable organizations. During 2025, EPRT contributed $20,000 to charitable organizations supporting our local communities, veterans, and underserved youth. OUR 2025 COMMUNITY PARTNERS Capital Area YMCA EPRT provided $5,000 in sponsorship support for the YMCA’s annual golf and run/walk events, helping support community programs focused on youth development, healthy living, and individuals and families in need. America’s Warrior Partnership EPRT provided a $7,500 Lunch Sponsorship for the organization’s annual golf event, supporting its mission to empower veterans and connect them with resources and services. The Victor Green Foundation EPRT provided a $7,500 Birdie Sponsorship for the Foundation’s annual golf outing, supporting programs that promote education, physical fitness, wellness, and positive character development for underserved youth. COMMUNITY IMPACT

2025 CORPORATE RESPONSIBILITY REPORT INDICES

ABOUT THIS REPORT This is Essential Properties' second Corporate Responsibility Report and contains indices aligned with ESG reporting frameworks and standards, including the Sustainability Accounting Standards Board (SASB) and Task Force on Climate-related Financial Disclosures (TCFD). The information and metrics included in this report cover EPRT's operations as of December 31, 2025 or for the 2025 calendar year, unless otherwise stated. FORWARD LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2025 Corporate Responsibility Report 40 ABOUT THIS REPORT & FORWARD LOOKING STATEMENTS

SUSTAINABILITY ACCOUNTING STANDARDS BOARD (SASB) FRAMEWORK

The Sustainability Accounting Standards Board (SASB) enables businesses around the world to identify, manage, and communicate financially-material sustainability information to their investors. SASB provides a complete set of globally applicable industry-specific standards which identify the minimal set of financially material sustainability topics and their associated metrics for the typical company in an industry. The following table aligns with the Real Estate Standard, the Standard most relevant to our business strategy.

TOPIC	CODE	DESCRIPTION	RESPONSE
Energy Management	IF-RE-350a.1	Energy consumption data coverage as a percentage of total floor area, by property subsector	EPRT does not currently collect comprehensive tenant-level energy consumption data across its predominantly tenant-controlled portfolio and therefore does not report portfolio-wide energy data coverage by property subsector. As of December 31, 2025, approximately 57% of our properties, representing 48% of portfolio ABR, were subject to Green Lease provisions that provide EPRT with visibility into tenant utility and water usage. In addition, EPRT collects and evaluates energy-performance data for certain properties participating in its Essential Sustainability Partnership to assess electricity consumption, operating savings, and the effectiveness of implemented energy-efficiency improvements.
	IF-RE-350a.2	(1) Total energy consumed by portfolio area with data coverage, (2) percentage grid electricity, and (3) percentage renewable, by property subsector	EPRT does not currently collect comprehensive tenant-level energy consumption data across its portfolio and therefore is unable to report total portfolio energy consumption, percentage grid electricity, or percentage renewable energy by property subsector. EPRT does, however, collect and evaluate electricity-consumption data for certain properties participating in its Essential Sustainability Partnership. These properties represent a limited portion of EPRT's broader portfolio and are therefore not presented as comprehensive portfolio energy consumption data. Electricity consumption associated with EPRT's corporate offices is included within the Company's corporate operational emissions calculations and is reported separately from its tenant-controlled real estate portfolio. In 2025, EPRT's corporate offices consumed 142,167 kWh of electricity, resulting in 38.64 metric tons of Scope 2 CO_2e emissions, a 13.1% decrease from 2024. Corporate office electricity consumption and associated emissions are reported separately from EPRT's tenant-controlled real estate portfolio.
	IF-RE-350a.3	Like-for-like percentage change in energy consumption for the portfolio area with data coverage, by property subsector	EPRT does not currently collect comprehensive tenant-level energy consumption data across its portfolio and therefore cannot calculate a portfolio-wide like-for-like percentage change in energy consumption by property subsector. For properties participating in the Essential Sustainability Partnership, EPRT monitors energy-performance data over time to evaluate electricity consumption and the effectiveness of implemented energy-efficiency improvements. These participating properties represent a limited portion of EPRT's broader portfolio and are not presented as a portfolio-wide like-for-like comparison.
	IF-RE-350a.4	Percentage of eligible portfolio that (1) has an energy rating and (2) is certified to ENERGY STAR, by property subsector	EPRT's predominantly triple-net lease portfolio is tenant controlled, with tenants generally responsible for their own utility accounts and property operations. EPRT does not currently report any owned portfolio properties as having an ENERGY STAR rating or certification and therefore reports 0% of the eligible portfolio for this metric.
	IF-RE-350a.5	Description of how building energy management considerations are integrated into property investment analysis and operational strategy	EPRT's predominantly triple-net lease structure limits its direct operational control over tenant energy use; however, energy efficiency and environmental considerations are incorporated into EPRT's investment, leasing, asset management, and tenant engagement activities. Prior to acquiring a property, EPRT conducts environmental due diligence designed to identify environmental conditions, liabilities, and other property-level risks that could affect the asset or investment. EPRT's Green Lease provisions provide contractual rights to obtain tenant utility and water information and pursue qualifying sustainability improvements at owned properties. As of December 31, 2025, approximately 57% of EPRT's properties, representing 48% of portfolio ABR, were subject to Green Lease provisions. EPRT also provides capital for selected property-level energy-efficiency improvements, including LED lighting and controls, high-efficiency HVAC equipment and controls, refrigeration controls, and energy-monitoring technologies. EPRT evaluates the operational performance and effectiveness of these investments over time to help inform future property-level energy-efficiency opportunities and capital allocation decisions.

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SASB Framework 41

TOPIC	CODE	DESCRIPTION	RESPONSE
Water Management	IF-RE-140a.1	Water withdrawal data coverage as a percentage of (1) total floor area and (2) floor area in regions with High or Extremely High Baseline Water Stress, by property subsector	EPRT does not currently collect comprehensive tenant-level water withdrawal data and therefore does not report water-data coverage as a percentage of total portfolio floor area or floor area located in regions of High or Extremely High Baseline Water Stress. Under EPRT's predominantly triple-net lease structure, tenants generally maintain responsibility for their own water utility accounts and consumption. Green Lease provisions provide EPRT with contractual visibility into tenant water and utility usage for applicable properties and may support future water-efficiency initiatives.
	IF-RE-140a.2	(1) Total water withdrawn by portfolio area with data coverage and (2) percentage in regions with High or Extremely High Baseline Water Stress, by property subsector	EPRT does not currently collect comprehensive tenant-level water withdrawal data and therefore cannot report total portfolio water withdrawal or the percentage of water withdrawn in regions with High or Extremely High Baseline Water Stress. Under EPRT's predominantly triple-net lease structure, water utilities and consumption are generally managed directly by tenants.
	IF-RE-140a.3	Like-for-like percentage change in water withdrawn for portfolio area with data coverage, by property subsector	EPRT does not currently collect comprehensive tenant-level water withdrawal data and therefore cannot calculate a portfolio-wide like-for-like percentage change in water withdrawal by property subsector. Under EPRT's predominantly triple-net lease structure, tenants generally manage their own water usage and utility accounts.
	IF-RE-140a.4	Description of water management risks and discussion of strategies and practices to mitigate those risks	EPRT's predominantly triple-net lease structure places responsibility for property-level water usage and utility management primarily with tenants, limiting EPRT's direct operational control. EPRT's Green Lease provisions provide contractual visibility into tenant water and utility usage and allow EPRT to pursue qualifying efficiency and sustainability improvements at owned properties. EPRT evaluates practical opportunities to improve resource efficiency through its investment, asset management, and tenant engagement activities where appropriate. Within its corporate operations, EPRT also implements water-management practices including stormwater management and native and drought-tolerant landscaping designed to reduce irrigation requirements.
Management of Tenant Sustainability Impacts	IF-RE-410a.1	(1) Percentage of new leases that contain a cost recovery clause for resource efficiency related capital improvements and (2) associated leased floor area, by property subsector	EPRT does not currently separately track the percentage of new leases containing cost-recovery provisions specifically for resource-efficiency capital improvements. EPRT's standard lease form includes Green Lease provisions that provide contractual rights to pursue qualifying sustainability and efficiency improvements and obtain tenant utility and water information. Approximately 90% of EPRT's 270 new property investments completed during 2025 were subject to Green Lease provisions.
	IF-RE-410a.2	Percentage of tenants that are separately metered or submetered for (1) grid electricity consumption and (2) water withdrawals, by property subsector	Under EPRT's predominantly triple-net lease structure, tenants generally establish and maintain their own electricity and water utility accounts and are billed directly by third-party utility providers. EPRT does not centrally track the percentage of tenants that are separately metered or submetered for electricity or water and therefore does not report a portfolio-wide percentage for this metric.
	IF-RE-410a.3	Discussion of approach to measuring, incentivizing, and improving sustainability impacts of tenants	EPRT's triple-net lease structure places responsibility for property maintenance, energy and water consumption, and day-to-day environmental practices primarily with its tenants. EPRT seeks to improve property efficiency and resilience through Green Lease provisions, direct tenant engagement, and targeted capital investment. EPRT's standard Green Lease provisions provide contractual rights to obtain tenant utility and water information and pursue qualifying sustainability improvements at owned properties. As of December 31, 2025, approximately 57% of EPRT's properties, representing 48% of portfolio ABR, were subject to Green Lease provisions, and approximately 90% of EPRT's 2025 property investments incorporated Green Lease provisions. EPRT also provides capital for selected energy-efficiency improvements through programs such as the Essential Sustainability Partnership. Improvements implemented at participating properties include LED lighting and lighting controls, high-efficiency HVAC equipment and controls, refrigeration controls, and energy-monitoring technologies. Throughout 2025, EPRT continued to collect and evaluate performance data from participating properties to assess electricity consumption, operating savings, and the effectiveness of installed improvements. Environmental considerations are also incorporated into EPRT's acquisition due diligence, and tenants at occupied properties are required to maintain property and business-interruption insurance in accordance with their lease requirements, supporting property and operational resilience.

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TOPIC	CODE	DESCRIPTION	RESPONSE	
Climate Change Adaption	IF-RE-450a.1	Area of properties located in 100-year flood zones, by property subsector	EPRT utilizes property-level physical-risk assessment and third-party catastrophe modeling to evaluate potential physical hazards and geographic concentrations across substantially all of its portfolio. However, EPRT does not currently report the aggregate leasable floor area of properties located specifically within 100-year flood zones by property subsector.	
	IF-RE-450a.2	Description of climate change risk exposure analysis, degree of systematic portfolio exposure, and strategies for mitigating risks	EPRT evaluates physical and climate-related risks as part of its broader enterprise risk management framework and across its investment, asset management, insurance, and portfolio management activities. EPRT utilizes property-level data, third-party catastrophe modeling, and analytical tools to evaluate the location and severity of potential physical hazards, geographic concentrations of exposure, and potential implications for property values, tenant operations, insurance costs, and business continuity. These analyses help inform investment underwriting, asset management, insurance strategy, enterprise risk management, capital allocation, and long-term portfolio planning. EPRT's highly diversified portfolio across approximately 2,300 properties, 48 states, 447 tenants, 659 concepts, and 16 industries also helps limit concentration risk and the potential impact of localized physical events. EPRT further mitigates physical risk through tenant insurance requirements and secondary portfolio insurance coverage. Tenants at 100% of EPRT's occupied properties are required to maintain property and business-interruption insurance in accordance with their lease requirements, and EPRT periodically evaluates its insurance program as physical risks, portfolio concentrations, and insurance-market conditions evolve.	
Activity Metrics	IF-RE-000.A	Number of assets, by property subsector	Car Washes: 220 Early Childhood Education: 255 Quick Service: 461 Medical / Dental: 279 Automotive Service: 297 Casual Dining: 132 Convenience Stores: 178 Equipment Rental and Sales: 88 Other Services: 70	Pet Care Services: 34 Family Dining: 26 Entertainment: 72 Health and Fitness: 46 Movie Theaters: 6 Grocery: 41 Home Furnishings: 2 Other Industrial: 62 Building Materials: 24
	IF-RE-000.B	Leasable floor area, by property subsector	Car Washes: 1,083,076 sq. ft. Early Childhood Education: 2,773,263 sq. ft. Quick Service: 1,244,290 sq. ft. Medical / Dental: 2,273,733 sq. ft. Automotive Service: 2,314,388 sq. ft. Casual Dining: 936,979 sq. ft. Convenience Stores: 774,644 sq. ft. Equipment Rental and Sales: 1,759,182 sq. ft. Other Services: 877,164 sq. ft.	Pet Care Services: 270,434 sq. ft. Family Dining: 205,924 sq. ft. Entertainment: 2,523,151 sq. ft. Health and Fitness: 1,738,193 sq. ft. Movie Theaters: 293,206 sq. ft. Grocery: 1,635,542 sq. ft. Home Furnishings: 106,898 sq. ft. Other Industrial: 3,673,369 sq. ft. Building Materials: 1,297,669 sq. ft.
	IF-RE-000.C	Indirectly managed assets, by property subsector	Substantially all properties within EPRT's portfolio are indirectly managed under triple-net lease arrangements, with tenants generally responsible for property operations, maintenance, utilities, and related operating expenses.	
	IF-RE-000.D	Average occupancy rate, by property subsector	Car Washes: 100% Early Childhood Education: 100% Quick Service: 100% Medical / Dental: 100% Automotive Service: 100% Casual Dining: 100% Convenience Stores: 100% Equipment Rental and Sales: 100% Other Services: 100%	Pet Care Services: 100% Family Dining: 100% Entertainment: 100% Health and Fitness: 100% Movie Theaters: 100% Grocery: 100% Home Furnishings: 100% Other Industrial: 100% Building Materials: 100%

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SASB Framework 43

TASK FORCE CLIMATE-RELATED FINANCIAL DISCLOSURES (TCFD)

The Financial Stability Board Task Force on Climate-related Financial Disclosures is a market-driven initiative, set up to develop a set of recommendations for voluntary and consistent climate-related financial risk disclosures in mainstream filings. The work and recommendations of the Task Force help firms understand what financial markets want from disclosure in order to measure and respond to climate change risks, and encourages firms to align their disclosures with investors' needs.

PILLAR	TOPIC	REFERENCE
Governance	Board oversight of climate-related risks and opportunities	The Nominating & Corporate Governance Committee, on behalf of the Board of Directors, provides oversight of EPRT's Corporate Responsibility program, including environmental and climate-related risks and opportunities. Corporate Responsibility is integrated into EPRT's broader governance and risk management framework, and the Committee receives periodic updates from management regarding key initiatives, emerging risks, and stakeholder priorities.
	Management's role in assessing and managing climate-related risks	Senior management is responsible for assessing and managing climate-related risks and opportunities as part of EPRT's broader enterprise risk management and business processes. Management considers environmental and climate-related risks across investment underwriting, asset management, insurance, portfolio management, and long-term planning activities. These efforts are supported by property-level data, third-party catastrophe modeling, and other analytical tools used to evaluate physical risk and portfolio resilience. Management provides periodic updates to the Nominating & Corporate Governance Committee regarding Corporate Responsibility matters, including key initiatives, emerging risks, and other matters relevant to the Company's long-term strategy and resilience.
Strategy	Short, medium, and long-term climate-related risks	EPRT evaluates physical climate-related risks across its portfolio using property-level data, third-party catastrophe modeling, and forecasting tools. These analyses help the Company understand the location and severity of potential physical hazards, geographic concentrations of exposure, and potential implications for property values, tenant operations, insurance costs, and business continuity.
	Impact on business, strategy and planning	Climate-related and other physical risks are considered across EPRT's investment, asset management, insurance, risk management, and portfolio planning activities. Property-level risk assessments and catastrophe modeling provide management with additional information to support investment underwriting, asset management, insurance procurement, capital allocation, enterprise risk management, and long-term portfolio planning. EPRT also seeks opportunities to enhance property efficiency and resilience through Green Lease provisions and tenant engagement.
	Resilience of strategy using 2-degree or lower scenarios	EPRT has not conducted a formal climate scenario analysis using a 2°C or lower warming scenario. The Company evaluates portfolio resilience through property-level physical risk assessments, third-party catastrophe modeling, geographic diversification, insurance coverage, and ongoing monitoring of potential physical risks. These analyses help inform investment underwriting, asset management, insurance strategy, enterprise risk management, and long-term portfolio planning.

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TCFD Disclosures 44

PILLAR	TOPIC	REFERENCE
Risk Management	Process to assess climate-related risks	EPRT assesses climate-related physical risk using property-level data, third-party catastrophe modeling, and analytical tools. The Company evaluates the location and severity of potential hazards across the portfolio and monitors geographic concentrations of exposure and potential implications for property values, tenant operations, insurance costs, and business continuity.
	Process to manage climate-related risks	EPRT manages physical and climate-related risks through portfolio diversification, property-level risk assessment, tenant insurance requirements, secondary portfolio insurance coverage, investment underwriting, asset management, and ongoing monitoring. The Company periodically evaluates its insurance program and portfolio exposures as property concentrations, physical risks, and insurance market conditions evolve.
	Integration of risk process into overall risk management	Environmental and climate-related risks are considered as part of EPRT's broader enterprise risk management framework and across its investment, asset management, insurance, and portfolio management activities. The results of property-level risk assessments and catastrophe modeling help inform enterprise risk management and long-term portfolio planning.
Metrics and Targets	Metrics used to assess climate-related risks	EPRT uses property-level physical-risk exposure, geographic concentration, portfolio diversification, insurance coverage, and catastrophe-modeling outputs to evaluate portfolio resilience. The Company also measures Scope 1 and Scope 2 emissions associated with its corporate operations and monitors energy-efficiency performance and savings for participating properties within its Essential Sustainability Partnership.
	Scope 1 and Scope 2 emissions	EPRT's Scope 1 and Scope 2 emissions for 2025 were: Scope 1: 0 mtCO2e Scope 2: 38.64 mtCO2e We have no Scope 1 emissions from energy usage as we do not consume natural gas or other fuels at our corporate office. We do not believe Scope 1 emissions from other potential sources are material. Scope 2 emissions reflect emissions from electric consumption at our corporate offices only.
	Describe targets used	EPRT has not established a formal greenhouse gas emissions reduction or net-zero target. The Company continues to measure and report Scope 1 and Scope 2 emissions associated with its corporate operations and evaluate practical opportunities to improve property efficiency and resilience across its predominantly tenant-controlled portfolio.

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TCFD Disclosures 45

Headquarters 5 Vaughn Drive, Suite 202 Princeton, New Jersey 08540 Jersey City Office 15 Exchange Place, Suite 301 Jersey City, New Jersey 07302 info@essentialproperties.com 609-436-0619 www.essentialproperties.com 2025 Corporate Responsibility 46